                                                                      EXHIBIT 24




                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.



                                   /s/ John F. Bergstrom
                                   ---------------------------------------------
                                   John F. Bergstrom



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John F. Bergstrom, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Pastora San Juan Cafferty
                                   ---------------------------------------------
                                   Pastora San Juan Cafferty



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Pastora San Juan Cafferty, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Paul J. Collins
                                   ---------------------------------------------
                                   Paul J. Collins



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Paul J. Collins, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Claudio X. Gonzalez
                                   ---------------------------------------------
                                   Claudio X. Gonzalez



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Claudio X. Gonzalez, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Phala A. Helm, M.D.
                                   ---------------------------------------------
                                   Phala A. Helm, M.D.



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Phala A. Helm, M.D., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Louis E. Levy
                                   ---------------------------------------------
                                   Louis E. Levy



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Louis E. Levy, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 25th day of February, 1994.




                                   /s/ Frank A. McPherson
                                   ---------------------------------------------
                                   Frank A. McPherson



STATE OF OKLAHOMA )
                  ) ss
COUNTY OF OKLAHOMA)



     I, Jennine L. Mashburn, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Frank A. McPherson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 25th day of February, 1994.



                                        /s/ Jennine L. Mashburn
                                        ----------------------------------------
                                        Jennine L. Mashburn
                                        Notary Public

                                        My Commission Expires May 15, 1994

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ H. Blair White
                                   ---------------------------------------------
                                   H. Blair White



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that H. Blair White, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ James D. Bernd
                                   ---------------------------------------------
                                   James D. Bernd



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that James D. Bernd, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ James G. Grosklaus
                                   ---------------------------------------------
                                   James G. Grosklaus



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that James G. Grosklaus, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned, a Director, Officer, or Director and Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other), to do any and all acts and things and execute, in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, any and all instruments or documents which such attorneys and agents, or any one of them, may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, and with the securities laws of any or all of the states of the United States, in connection with the registration under the Securities Act of 1933 of the securities referred to below and the registration of such securities under the securities laws of any or all of the states of the United States, including specifically, but without limitation thereof, power and authority to execute any and all registration statements to be filed with the SEC in respect of such securities, any and all amendments of such registration statements, any and all instruments or documents filed as a part of or in connection with such registration statements or amendments of such registration statements, any and all applications for qualification of such securities under the securities laws of any or all of the states of the United States, any and all amendments of such applications and any and all instruments or documents filed as a part of or in connection with such applications or amendments of such applications, and the undersigned Director, Officer, or Director and Officer hereby grants to such attorneys and agents, and each of them, all power of substitution, resubstitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     The securities to which this power pertains are debt securities of the Corporation, consisting of debentures, notes and/or other evidences of indebtedness in one or more series, not to exceed $200,000,000 in aggregate principal amount, to be registered by the Corporation in one or more registration statements on Form S-3 filed by the Corporation with the SEC at any time or from time to time after the date hereof.

     IN WITNESS WHEREOF, I have hereto set my hand and seal this 17th day of February, 1994.




                                   /s/ Wayne R. Sanders
                                   ---------------------------------------------
                                   Wayne R. Sanders



STATE OF TEXAS   )
                 ) ss
COUNTY OF DALLAS )



     I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Wayne R. Sanders, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he or she signed, sealed and delivered the said instrument as his or her free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 17th day of February, 1994.



                                        /s/ Clairene Jorella
                                        ----------------------------------------
                                        Clairene Jorella
                                        Notary Public

                                        My Commission Expires July 30, 1997